LORD ABBETT MUNICIPAL INCOME FUND, INC.	LORD ABBETT MUNICIPAL INCOME TRUST

Lord Abbett California Tax Free Fund Lord Abbett National Tax Free Fund Lord Abbett New Jersey Tax Free Fund Lord Abbett New York Tax Free Fund	Lord Abbett High Yield Municipal Bond Fund

Supplement dated July 28, 2010 to the

Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2010

Effective September 1, 2010, the front-end sales charges applicable to purchases of Class A shares of each of the above-referenced Funds (each, a “Fund”) will be reduced, with corresponding reductions in the dealer’s concessions related to those purchases. As of that date, each Fund’s maximum Class A front-end sales charge will be reduced from 3.25% to 2.25%. In addition, you may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. Accordingly, effective September 1, 2010, references to a Fund’s Class A front-end sales charges or dealer’s concessions are amended to reflect the rates shown in the tables below.

 Front-End Sales Charges – Class A Shares

 (California Tax Free Fund, High Yield Municipal Bond Fund, Intermediate Tax Free Fund, National Tax Free Fund, New Jersey

 Tax Free Fund, New York Tax Free Fund, and Short Duration Tax Free Fund Only)

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession (% of Offering Price)
Less than $100,000	2.25%	2.30%	.9775	2.00%
$100,000 to $249,999	1.75%	1.78%	.9825	1.50%
$250,000 to $499,999	1.25%	1.26%	.9875	1.00%
$500,000 and over	No Sales Charge		1.0000	†
† See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

Dealer Concession Schedule – Class A Shares (for Certain Purchases Without a Front-End Sales Charge)
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession
$500,000 to $4,999,999(1)	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

 (1)  For California Tax Free Fund, High Yield Municipal Bond Fund, Intermediate Tax Free Fund, National Tax Free

        Fund, New Jersey Tax Free Fund, New York Tax Free Fund, and Short Duration Tax Free Fund only.

 *     Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

Please retain this document for your future reference.